      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[LOGO] HSBC Asset Management (Americas) Inc.
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      HSBC Growth and Income Fund
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Portfolio Review

July 17, 2001

Dear Shareholder:

The United States equity market was not a place for the faint-hearted investor during the first half of 2001, as the Standard & Poor's 500 Stock Index/1/ (the "S&P 500") declined 6.7%, and the technology-heavy Nasdaq Composite Index/2/ declined 12.4%. Aggressive interest rate cuts by the Federal Reserve Board (the "Fed") were welcomed by investors, but were not enough to ease concerns over declining corporate profits and a slowing U.S. economy. The S&P 500 fell into a bear market territory by the end of the first quarter, as the U.S. equity markets reached their lowest levels since 1998. The first quarter proved to be a very difficult environment for investors, as a record number of negative corporate earnings announcements pushed the equity markets down dramatically. With earnings disappointments from companies in economic sectors ranging from technology companies to "safe haven" consumer staples, the Nasdaq and the S&P 500 registered seven and eight consecutive weekly declines, respectively, during the first quarter of 2001. As the markets dropped, net cash flows into equity mutual funds followed suit, highlighted by a record $20.5 billion net outflow during March.

The U.S. equity markets finally bottomed in early April, as attractive valuation levels and hopes that monetary easing by the Fed would revive the slowing U.S. economy later in the year, and encourage investors to return to the stock market. The equity markets surged early in the second quarter, with the S&P 500 and the Nasdaq rising an astounding 14% and 33%, respectively, for the two-week period ended April 19th. Both indices posted a gain during the second quarter, ending an unprecedented string of four consecutive quarterly declines. With the rebound in the equity markets, cash flows into equity mutual funds improved considerably, with net inflows totaling over $40 billion during the second quarter.

Mid- and small-capitalization stocks outperformed their large-cap brethren during the first half of 2001, with the Standard & Poor's MidCap 400 Stock Index/3/ and the Standard & Poor's SmallCap 600 Index/4/ rising 1% and 6.2%, respectively. Due to the weak stock market, the Initial Public Offering market remained at depressed levels when
------
Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so the investors' shares, when redeemed, may be worth more of less than the original cost.

/1/The Standard & Poor's 500 Stock Index is an unmanaged index that reflects the U.S. stock market as a whole.

/2/The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded common stocks and American Depositary Receipts.

/3/The Standard & Poor's MidCap 400 Stock Index is an unmanaged capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the market capitalization is approximately $700 million.

/4/The Standard & Poor's SmallCap 600 Index is an unmanaged capitalization weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

 The above indices do not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index although they can invest in the underlying securities.

HSBC Mutual Funds Trust

compared to the number of pricings witnessed over the past few years. The total number of deals during the first half of the year were less than half the amount in just the second quarter of 2000.

Outlook and Strategy

Our view since the beginning of the year has been that the tone of the equity markets would improve following clarification on several issues, including the Fed, investor cash flows, and corporate earnings. With the Fed lowering the Federal Funds rate a combined 275 basis points over six occasions this year, it is seems the Fed is actively trying to prevent a severe economic downturn. With the federal funds rate at its lowest level in seven years, the "hawks" within the Federal Reserve Open Market Committee (the "FOMC") are calling for caution regarding additional monetary easing. However, the Fed indicated that the risks are still weighted towards economic weakness, and many market participants expect the Fed to cut rates again at the August FOMC meeting. In spite of the above rebound in equity mutual fund inflows in April and May, money market assets still total over $2 trillion and yields are at their lowest levels in seven years. Therefore, we believe there is an ample supply of cash on the sidelines, waiting to return to the stock market.

Right now, the economy and corporate profits are the biggest uncertainties. We would expect market volatility to continue as investor sentiment sways with the seemingly unending stream of earnings announcements. We recognize the evidence of a wide dichotomy between the broader market and the near recession in the industrial sector, and we believe the consumer is still keeping the economy afloat. Consumer confidence has rebounded from its lowest level in over four years, the housing market remains steady, unemployment is still at relatively low levels, and consumer spending remains strong. In light of aggressive interest rate cuts, combined with tax rebates that will be mailed to consumers beginning in July, we maintain our view that the economy is at or near the bottom of a "U" shaped recovery. We would expect the stock market to turn before a rebound in the economy and corporate profits. With over two-thirds of the companies in the S&P 500 posting positive returns during the second quarter, we believe the market may soon anticipate a recovery.

Performance Commentary

For the six months ended June 30, 2000, the HSBC Growth and Income Fund underperformed the S&P 500, Class A Shares of the Fund returned -9.99% (without sales charge)/1/, compared to a -6.69% return for the S&P 500. The underperformance was primarily driven by stock selection in the Technology and consumer cyclicals sectors. Our stock selection in the consumer staples and health care positively contributed to relative performance, as did a modest cash position held in the Fund. Despite the uncertainty and volatility witnessed in the stock market, we maintained our long-term investment philosophy of buying companies with above-average long-term growth prospects at reasonable valuations. Unfortunately, large capitalization growth related issues underperformed the broader market, in favor of small- and mid-capitalization value issues during the first half of 2001. We maintained our growth bias during the period under discussion; however, we acted to enhance the portfolio's return going forward by lowering the average market capitalization of the stocks held. We believe smaller, more nimble companies can react quicker to the current economic environment than their large cap brethren. Even after the last
--------
Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so the investors' shares, when redeemed, may be worth more of less than the original cost.

/1/With the maximum sales charge of 5.00%, the Class A Share's return for the period was -14.50%. The total return set forth reflects the reduction of a portion of the Fund's fees. Without the reduction of fees, total return for the period would have been lower.

HSBC Mutual Funds Trust

18 months of outperformance by small- and mid-capitalization stocks, they continue to sell at a meaningful discount to large-capitalization stocks on nearly every valuation measure.

As we have stated in the past, the road ahead will not be smooth. However, we remain confident that our long-term strategy of buying select companies with the best long-term growth prospects should be rewarded in the future.

Sincerely,

/s/ Fredric P. Lutcher
Fredric P. Lutcher, III, CFA
Chief Investment Officer, U.S. Equities

 HSBC Mutual Funds Trust

 HSBC Fixed Income Fund
--------------------------------------------------------------------------------

Portfolio Review

July 17, 2001

Dear Shareholder:

The Federal Reserve Board (the "Fed") continued their easing cycle in the second quarter lowering interest rates three times for a total of 125 basis points. The first cut of 50 basis points took place between regularly scheduled meetings on April 18th. Just as it seemed that the last market strategists had called for an interim meeting by the Fed, the Fed surprised the market with ease and lowered its target to 4.50%. The next Fed ease was at the regularly scheduled meeting on May 15th when they once again cut rates 50 basis points to a 4.00% target. The Fed cited risks of continued deterioration in economic conditions but did not make mention of inflationary concerns. The last cut took place at the June 27th meeting but only for 25 basis points to a 3.75% target, which surprised some Fed watchers who anticipated a 50 basis point ease. This sixth interest rate cut since the beginning of the year brought the total easing to 275 basis points as the Fed has lowered the target from 6.50% to 3.75%.

On the economic front, we found a mixed bag of signals although as the quarter ended there were hints of economic stability in some areas. Weakness was reflected in the first quarter Gross Domestic Product/1/ figure, which posted at 2.0% in April, was revised downward to 1.3% in May and finalized at 1.2% in June. Additionally, corporate profits continued to disappoint and the National Association of Purchasing Managers Index/2/ remained well below the magical 50 reading which indicates a contraction in manufacturing. On the brighter side, consumer confidence rose during both May and June rising from 109.9 to 117.9 and in June both existing and new home sales rose from the previous months totals. Additionally, durable goods, which were expected to print in negative territory, came in at 2.9% in May after recording a negative 5.5% during the month of April.

The quarter ended up with positive inflation news as gas futures fell to a 17 month low and over 25% since the beginning of June, and crude oil reflected its biggest price decrease since March. Additionally, commodity prices have plunged over the last several weeks reflecting a slowing global economy. On the wholesale and retail front the Producer Price Index/3/ and the Consumer Price Index/4/ reported that inflation was contained aided by lower energy costs.

With the adopting of an unaggressive stance and easing interest rates only 25 basis points after 5 straight easings of 50 basis points, can the end of the Fed easing cycle be far behind. The minutes of the Fed's May 15th meeting
-------
/1/The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States of America.

/2/The National Association of Purchasing Managers Index is based on a national survey of purchasing managers which covers such indicators as new orders, production, employment, inventories, delivery times, prices, export orders and import orders.

/3/The Producer Price Index is an inflationary indicator published by the U.S.
   Bureau of Labor Statistics to evaluate wholesale price levels in the economy.

/4/The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

HSBC Mutual Funds Trust

showed disagreement among the members with 7 of the 10 voters going along with Mr. Greenspan's 50 basis point easing. Apparently, this set the stage for the Fed's modest 25 basis points ease on June 27th.

The house view calls for only up to 50 basis points in further easing as economic news is starting to reflect stability in many areas including manufacturing. The tight as a drum labor market has now relaxed a bit with the unemployment rate now at 4.4%. Additionally, inflation concerns over $2 per gallon of gasoline has subsided greatly as prices have dropped over the past few weeks. We anticipate that the next scheduled Fed meeting on August 21st could produce that final cut in interest rates.

For now, we retain a neutral duration position with a curve bias towards flattening. We expect yields in the short end to back up as the street assumes the Fed is finished, or about to finish their easing cycle. On the credit side, we will look to attain a neutral position as second quarter corporate earnings create new scuds and the dealer community decreases liquidity as yields begin to rise.

Sincerely,

/s/ Edward J. Merkle
Edward J. Merkle
Managing Director, Fixed Income

 HSBC Mutual Funds Trust

 HSBC New York Tax-Free Bond Fund*
--------------------------------------------------------------------------------


Portfolio Review

July 17, 2001

Dear Shareholder:

The Fund returned 1.83% (without sales charge)+ for Class A Shares, which was 74 basis points less than the Lipper New York Municipal Debt Funds Average./1/ This was due to an overweight in longer duration securities which underperformed shorter duration credits on a duration-adjusted basis. The average maturity of the Fund was 8.03 years. In terms of sector diversification, the largest sectors consisted of higher education (18.6% of net assets), general obligations (17.2%), and medical revenue (14.9%).**

Municipal bonds underperformed taxable bonds on a pretax basis in the first half of 2001. The semi-annual return of the Lehman Brothers Aggregate Bond Index/2/ was 3.62%. By comparison the Lehman Brothers Municipal Bond Index/3/ returned 2.88% for the same period.

Yields were mixed across the U.S. Treasury yield curve ranging from 86 basis points lower on two year bonds to 30 basis points higher on ten year and 30-year bonds. Municipal bond yields were lower by 78 basis points on two year notes, one basis point lower on ten year bonds, and 11 basis points higher on 30-year bonds.

While the municipal market outperformed the treasury market by 93 basis points it underperformed all other taxable sectors. In particular municipals underperformed corporate bonds by 250 basis points and corporates represented the only spread sector to have outperformed municipals on an after tax basis. Much of the outperformance was a retracement of the severe underperformance, which the corporate market experienced, in the second half of last year.

New York outperformed the rest of the municipal market as the Lehman New York State Exempt Index/4/ returned 3.06%. This was due to the New York market experiencing an acute reduction in new issuance.
-------
Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so the investors' shares, when redeemed, may be worth more of less than the original cost.

* The New York Tax-Free Bond Fund's income may be subject to certain state and local taxes and, depending on your tax status, the Federal Alternative Minimum Tax.
**Portfolio composition is subject to change.
+ With the maximum sales charge of 4.75%, the Class A Share's return for the period was -3.04%. The total return set forth reflects the reduction of a portion of the Fund's fees. Without the reduction of fees, total return for the period would have been lower.
/1/The Lipper New York Municipal Debt Fund Average is an equal weighted average of the largest managed mutual funds in the Municipal Debt fund objective, the funds within this category limit their assets to securities that are exempt from state (double tax-exempt) or city (triple tax-exempt) tax.
/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index which tracks the total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade issues with at least one year to final maturity.
/3/The Lehman Brothers Municipal Bond Index is an unmanaged index considered to be representative of the performance of the municipal bond market as a whole.
/4/The Lehman New York State Exempt Index is a broad based, total return index which is comprised of bonds issued in the State of New York.
The above indices do not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index although they can invest in the underlying securities.

HSBC Mutual Funds Trust


Despite the lower overall credit profile of the Lehman New York State Exempt Index as compared with the Lehman Brothers Municipal Bond Index (AA2/AA3 versus AA1/AA2) the yield to worst of the Lehman New York State Exempt Index presently is 6 basis points less than that of the Lehman Brothers Municipal Bond Index which represents a historic low. Given that the economy has slowed and recovery is expected to be moderate we see very little reason to extend along the credit curve, as the backdrop may not be as rosy for local government coffers as has it has been the past several years.

Municipal credit risk, which appeared for the last year to be immune from the quickly degenerating credit conditions of corporate markets, may be starting to see some cracks. Certainly, California credits are coming under pressure as a result of the power crisis and the slow pace of resolution. Rating agencies are beginning to increase downgrades and negative outlooks. We believe that at the present time the municipal credit cycle has peaked, and in fact may be on the verge of some degeneration of its own. As such the portfolio will continue to overweight insured credits and maintain a relatively high credit profile as the reward for extending along the credit curve is still not adequately compensated for by the risk. In one particular instance we will be looking to underweight our Fund's exposure to New York City General Obligation debt on duration adjusted basis relative to our benchmark. Although the city has successfully diversified itself to industries beyond financial services we still believe that revenue forecasts could be at risk given the slowdown that the sector is presently seeing.

The market clearly has not adjusted spreads to reflect a higher risk premium and in fact remains at historically tight levels. We believe the average fund will avoid any credits that have not upgraded their fiscal balance sheets over the last three years, as they most certainly will be vulnerable to the economic slowdown.

Strong technicals for the municipal market have resurfaced as seasonal coupon payments and maturities tend to hit the municipal market quite strongly in June and July. Fund flows remain positive yet not as strong as they had been. Year to date new issuance has increased by 39% but only by 15% in New York due to the impasse over the New York budget. The risk to the municipal market going forward will be that once a budget is passed a flood of new issue supply will overwhelm the market particularly at a time when crossover buyers are preferring other fixed income sectors. Also, we feel the weakness in equity markets seems to have somewhat bottomed and asset reallocation into safer type securities such as municipals may have abated.

The municipal yield curve continued to steepen as represented by the spread between two year and ten year bond yields currently at 129. Given our outlook that the Federal Reserve is approaching the conclusion of this easing cycle we would suspect that by year-end the municipal yield curve would be flatter than it is today. As such we will tend to be barbelled along the yield curve while short the intermediate portion.

Sincerely,

/s/ Jerry Samet
Jerry Samet
Senior Fixed Income Portfolio Manager

HSBC Mutual Funds Trust

Board of Trustees

JEFFREY J. HAAS         Professor of Law, New York Law School

RICHARD J. LOOS         Former Managing Director, HSBC Asset Management
                        (Americas) Inc.

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Inc.

HARALD PAUMGARTEN       Managing Director, Heritage Capital Corp.

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


CHARLES L. BOOTH        Vice President


MARK L. SUTER           Vice President


NADEEM YOUSAF           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of June 30, 2001 (Unaudited)

                             GROWTH AND INCOME FUND

 Shares                                                               Value
 ------                                                            -----------

 COMMON STOCKS (98.5%)
 Aerospace & Defense (2.6%)
 34,900 Honeywell International, Inc.............................  $ 1,221,151
 12,900 United Technologies Corp.................................      945,054
                                                                   -----------
                                                                     2,166,205
                                                                   -----------
 Banking (6.1%)
 24,900 Bank of America Corp. ...................................    1,494,747
 36,000 Bank of New York Co., Inc. ..............................    1,728,000
 48,400 FleetBoston Financial Corp...............................    1,909,380
                                                                   -----------
                                                                     5,132,127
                                                                   -----------
 Basic Materials (1.2%)
 24,700 Alcoa, Inc. .............................................      973,180
                                                                   -----------
 Beverages (1.6%)
 29,400 Coca-Cola Co. ...........................................    1,323,000
                                                                   -----------
 Computer Software (6.1%)
 58,800 Microsoft Corp.(b).......................................    4,292,400
 43,900 Oracle Corp.(b)..........................................      834,100
                                                                   -----------
                                                                     5,126,500
                                                                   -----------
 Computers & Peripherals (13.0%)
 71,700 Cisco Systems, Inc.(b)...................................    1,304,940
 17,800 Dell Computer Corp.(b)...................................      465,470
 16,800 EMC Corp.(b).............................................      488,040
 17,900 First Data Corp. ........................................    1,150,075
 85,300 Intel Corp. .............................................    2,495,025
 23,300 International Business Machines Corp.....................    2,632,899
 71,600 Sun Microsystems, Inc.(b)................................    1,125,552
 40,820 Texas Instruments, Inc. .................................    1,285,830
                                                                   -----------
                                                                    10,947,831
                                                                   -----------
 Consumer Goods & Services (3.5%)
 48,800 Mattel, Inc..............................................      923,296
 39,500 Philip Morris Cos., Inc..................................    2,004,625
                                                                   -----------
                                                                     2,927,921
                                                                   -----------

HSBC Mutual Funds Trust

                             GROWTH AND INCOME FUND

 Shares                                                                 Value
 ------                                                              -----------

 COMMON STOCKS (continued)
 Diversified (7.0%)
 53,400 General Electric Co. .....................................   $ 2,603,250
 60,900 Tyco International Ltd. ..................................     3,319,050
                                                                     -----------
                                                                       5,922,300
                                                                     -----------
 Electric Utility (1.0%)
 22,800 Calpine Corp.(b)..........................................       861,840
                                                                     -----------
 Financial Services (10.6%)
 66,300 Citigroup, Inc............................................     3,503,292
 19,900 Fannie Mae................................................     1,694,485
 60,000 MBNA Corp. ...............................................     1,977,000
 47,550 Washington Mutual, Inc....................................     1,785,503
                                                                     -----------
                                                                       8,960,280
                                                                     -----------
 Health Care (4.7%)
 57,200 HEALTHSOUTH Corp.(b)......................................       913,484
 47,700 Johnson & Johnson.........................................     2,385,000
 15,300 Medtronic, Inc. ..........................................       703,953
                                                                     -----------
                                                                       4,002,437
                                                                     -----------
 Insurance (4.1%)
 24,000 Allstate Corp. ...........................................     1,055,760
 27,900 American International Group, Inc. .......................     2,399,400
                                                                     -----------
                                                                       3,455,160
                                                                     -----------
 Multimedia (3.9%)
 43,600 AOL Time Warner, Inc.(b)..................................     2,310,800
 23,000 Comcast Corp.(b)..........................................       998,200
                                                                     -----------
                                                                       3,309,000
                                                                     -----------
 Oil & Gas Exploration, Production, and Services (7.5%)
 13,500 Enron Corp. ..............................................       661,500
 42,100 Exxon Mobil Corp. ........................................     3,677,435
 18,600 Royal Dutch Petroleum Co. ................................     1,083,822
 21,300 Transocean Sedco Forex, Inc. .............................       878,625
                                                                     -----------
                                                                       6,301,382
                                                                     -----------

HSBC Mutual Funds Trust

                             GROWTH AND INCOME FUND

 Shares                                                                 Value
 ------                                                              -----------

 COMMON STOCKS (continued)
 Pharmaceuticals (10.4%)
 19,200 American Home Products Corp. .............................   $ 1,122,048
 25,800 Bristol-Myers Squibb Co. .................................     1,349,340
 24,300 Cardinal Health, Inc. ....................................     1,676,700
  9,400 Eli Lilly & Co. ..........................................       695,600
 26,300 Merck & Co., Inc. ........................................     1,680,833
 37,100 Pfizer, Inc. .............................................     1,485,855
 20,680 Schering-Plough Corp. ....................................       749,443
                                                                     -----------
                                                                       8,759,819
                                                                     -----------
 Retail Stores (9.5%)
 21,000 Costco Wholesale Corp.(b).................................       862,680
 31,400 CVS Corp. ................................................     1,212,040
 42,200 Home Depot, Inc. .........................................     1,964,410
 23,500 Target Corp. .............................................       813,100
 31,600 Toys 'R Us, Inc.(b).......................................       782,100
 49,000 Wal-Mart Stores, Inc. ....................................     2,391,200
                                                                     -----------
                                                                       8,025,530
                                                                     -----------
 Telecommunications (5.7%)
 29,900 Broadwing, Inc.(b)........................................       731,055
 27,000 Qwest Communications International, Inc. .................       860,490
 28,100 SBC Communications, Inc. .................................     1,125,686
 32,917 Verizon Communications, Inc. .............................     1,761,060
 23,050 WorldCom, Inc.(b).........................................       327,310
                                                                     -----------
                                                                       4,805,601
                                                                     -----------
    Total Common Stocks............................................   83,000,113
                                                                     -----------

HSBC Mutual Funds Trust

                             GROWTH AND INCOME FUND

                                                         Principal
                                                Shares    Amount      Value
                                                ------   --------- -----------
INVESTMENT COMPANIES (1.5%)
Provident Institutional Temporary Investment
 Fund......................................... 1,284,000           $ 1,284,000
                                                                   -----------
  Total Investment Companies......................................   1,284,000
                                                                   -----------
DAILY SWEEP VEHICLES (0.0%)
Bank of New York Cash Sweep.............................   $158            158
                                                                   -----------
  Total Daily Sweep Vehicles......................................         158
                                                                   -----------
  Total Investments (Cost $67,640,407)(a)--100.0%................. $84,284,271
                                                                   ===========

--------
Percentages indicated are based on net assets of $84,262,856.
(a) Cost differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation....................................... $19,335,752
     Unrealized depreciation.......................................  (2,691,888)
                                                                    -----------
     Net unrealized appreciation................................... $16,643,864
                                                                    ===========

(b)  Represents non-income producing security.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of June 30, 2001 (Unaudited)

                               FIXED INCOME FUND

                                                Maturity Principal
                                          Rate    Date     Amount      Value
                                          ----  -------- ---------- -----------

CORPORATE BONDS (46.5%)
 Aerospace & Defense (3.4%)
  Lockheed Martin Corp. ................. 8.20%  12/1/09 $1,000,000 $ 1,078,720
                                                                    -----------
 Banking (8.1%)
  Bank of America Corp. ................. 7.88   12/1/02  2,500,000   2,602,480
                                                                    -----------
 Consumer Goods & Services (3.1%)
  Philip Morris Cos., Inc. .............. 6.38    2/1/06  1,000,000     998,953
                                                                    -----------
 Electric Utilities (11.0%)
  American Electric Power, Inc. ......... 7.25   10/1/02  2,500,000   2,566,595
  Commonwealth Edison.................... 6.95   7/15/18  1,000,000     943,340
                                                                    -----------
                                                                      3,509,935
                                                                    -----------
 Financial Services (15.9%)
  Associates Corp., NA................... 5.75   11/1/03  1,500,000   1,513,135
  Ford Motor Credit Co. ................. 6.88    2/1/06  1,000,000   1,014,080
  General Motors Acceptance Corp. ....... 5.80   3/12/03  1,000,000   1,008,067
  Lehman Brothers Holdings, Inc. ........ 7.88   8/15/10    500,000     527,673
  Travelers Property Casualty Corp. ..... 7.75   4/15/26  1,000,000   1,047,036
                                                                    -----------
                                                                      5,109,991
                                                                    -----------
 Industrial Goods & Services (5.0%)
  Xerox Corp., Callable 11/15/03 @ 100... 6.25  11/15/26  2,000,000   1,590,000
                                                                    -----------
  Total Corporate Bonds...........................................   14,890,079
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (40.6%)
 Federal Farm Credit Bank (3.1%)
  5.56, 6/14/05.......................... 5.56   6/14/05  1,000,000   1,000,105
                                                                    -----------
 Federal Home Loan Mortgage Corporation (15.9%)
  Medium Term Note, Callable 7/9/01 @
   100................................... 6.04   3/21/06  1,000,000   1,000,465
  Pool #220019........................... 7.75    1/1/02      7,811       7,885
  Pool #C00922........................... 8.00    2/1/30  2,641,602   2,736,126
  Pool #D62926........................... 6.50    8/1/25  1,359,317   1,340,854
                                                                    -----------
                                                                      5,085,330
                                                                    -----------

HSBC Mutual Funds Trust

                               FIXED INCOME FUND

                                               Maturity Principal
                                         Rate    Date     Amount       Value
                                         ----  -------- ---------- -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
 Federal National Mortgage Association (16.5%)
  Pool #250414.......................... 7.00% 12/1/25  $2,085,650  $ 2,095,882
  Pool #343195.......................... 7.50   5/1/26   1,023,148    1,045,060
  Pool #343812.......................... 7.50   5/1/26     132,697      135,539
  Series 1993-104, Class C.............. 6.50  3/25/21   2,000,000    2,033,161
                                                                    -----------
                                                                      5,309,642
                                                                    -----------
 Government National Mortgage Association (5.1%)
  Pool #356578.......................... 7.50  6/15/23   1,567,763    1,620,322
                                                                    -----------
  Total U.S. Government Agency Obligations.......................    13,015,399
                                                                    -----------
U.S. TREASURY OBLIGATIONS (12.8%)
 U.S. Treasury Bonds (12.8%)
  U.S. Treasury Bonds................... 6.63  2/15/27   3,500,000    3,835,143
  U.S. Treasury Bonds................... 8.75  8/15/20     200,000      264,775
                                                                    -----------
  Total U.S. Treasury Obligations................................     4,099,918
                                                                    -----------
  Total Investments (Cost $31,795,556)(a)--99.9%.................   $32,005,396
                                                                    ===========

--------
Percentages indicated are based on net assets of $32,043,452.
(a) Cost differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation.........................................  $673,571
     Unrealized depreciation.........................................  (463,731)
                                                                       --------
     Net unrealized appreciation.....................................  $209,840
                                                                       ========

NA - National Association

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Schedule of Portfolio Investments as of June 30, 2001 (Unaudited)

                          NEW YORK TAX-FREE BOND FUND

                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------
MUNICIPAL BONDS (99.1%)
New York (95.6%)
Albany County, New York Airport Authority, Airport
 Revenue, AMT (FSA Insured), 5.50%, 12/15/19, Callable
 12/15/07 @ 102.........................................  $  750,000 $  765,705
Bethlehem, New York Central School District, GO, (AMBAC
 Insured), 7.10%, 11/1/07...............................     200,000    234,074
Metropolitan Transportation Authority Facilities
 Revenue, Series A (MBIA Insured), 5.63%, 7/1/25,
 Callable 7/1/07 @ 101.5................................   1,200,000  1,231,404
Monroe County, New York, GO, 6.00%, 3/1/16..............     675,000    760,253
Monroe County, New York, Series B, GO, 7.00%, 6/1/04,
 Callable 6/1/01 @ 100.5................................      10,000     10,210
New York City, GO, Series B, 7.50%, 2/1/07, Callable
 2/1/02 @ 101.50........................................     635,000    658,508
New York City, GO, Series B, 7.50%, 2/1/07, Prerefunded
 2/1/02 @ 101.50........................................     365,000    380,542
New York City, Series A, GO, 7.75%, 8/15/04, Callable
 8/15/01 @ 101.5........................................      10,000     10,200
New York City, Series A, GO, 7.75%, 8/15/07, Callable
 8/15/01 @ 101.5........................................      70,000     71,373
New York City, Series A, GO, 7.75%, 8/15/07, Prerefunded
 8/15/01 @ 101.5........................................     305,000    311,304
New York City, Series E, GO, 6.50%, 2/15/06.............   1,200,000  1,331,520
New York City, Series F, GO, 8.40%, 11/15/05, Callable
 11/15/01 @ 101.5.......................................      40,000     41,335
New York City, Series F, GO, 8.40%, Prerefunded 11/15/01
 @ 101.5................................................     110,000    113,917
New York City, Series G, GO, 6.75%, 2/1/09..............   1,000,000  1,153,390
New York City, Transitional Finance Authority Revenue,
 Series B, FTS, 4.75%, 11/1/23, Callable 5/1/09 @ 101...   1,500,000  1,374,300
New York City, Trust for Cultural Resources Revenue,
 Museum of Modern Art (AMBAC Insured), 6.40%, 1/1/04,
 Prerefunded 1/1/02 @ 102...............................     350,000    363,472
New York City, Water Finance Authority, Water & Sewer
 System Revenue, Series B, 5.13%, 6/15/31, Callable
 6/15/10 @ 101..........................................   1,350,000  1,306,814
New York State, Dormitory Authority Revenue, City
 University System, Series A (FGIC-TCRS Insured), 5.75%,
 7/1/18.................................................   2,370,000  2,600,482
New York State, Dormitory Authority Revenue, Cornell
 University, Series B (SPA Morgan Guaranty Trust),
 3.10%, 7/2/01, Callable 7/1/02 @ 100*..................     400,000    400,000
New York State, Dormitory Authority Revenue, Mental
 Health Services Facilities, Series G, 4.50%, 8/15/18,
 Callable 8/15/08 @ 101.................................   1,650,000  1,528,907
New York State, Dormitory Authority Revenue, Siena
 College (MBIA), 5.00%, 7/1/10..........................     350,000    368,372
New York State, Dormitory Authority Revenue, State
 University Education Facilities, Series A (MBIA-IBC
 Insured), 5.88%, 5/15/11...............................   1,500,000  1,680,480
New York State, Environmental Facilities Corporation,
 Pollution Control Revenue, State Water, Series A,
 7.00%, 6/15/12, Callable 6/15/02 @ 101.................     150,000    153,377

HSBC Mutual Funds Trust

                          NEW YORK TAX-FREE BOND FUND

                                                         Principal
                                                           Amount      Value
                                                         ---------- -----------
MUNICIPAL BONDS (continued)
New York (continued)
New York State, Environmental Facilities Corporation,
 Pollution Control Revenue, State Water, Series B,
 7.50%, 3/15/11, Callable 3/15/02 @ 100................  $  250,000 $   252,218
New York State, Environmental Facilities Corporation,
 Pollution Control Revenue, State Water, Series C,
 7.20%, 3/15/11, Callable 3/15/02 @ 100................     200,000     202,460
New York State, Housing Finance Agency Revenue,
 Multifamily Mortgage Housing, Series A (FHA Insured),
 7.00%, 8/15/22, Callable 8/15/02 @ 102................     900,000     936,090
New York State, Job Development Authority, Series A,
 3.20%, 7/2/01, Callable 3/1/02 @ 100*.................     995,000     995,000
New York State, Medical Care Facilities Finance Agency
 Revenue, Security Management Programs, Adult Day Care,
 Series A (SONYMA Insured), 6.38%, 11/15/20, Callable
 11/15/05 @ 102........................................   1,945,000   2,074,322
New York State, Thruway Authority, Series B-1 (MBIA),
 5.50%, 4/1/07.........................................   1,300,000   1,404,559
New York State, Urban Development Corporation, Senior
 Lien, Corporate Purpose, 5.50%, 7/1/16, Callable
 7/1/06 @ 102..........................................   2,000,000   2,075,079
Niagara County, New York Frontier Authority, Airport
 Revenue, Series A, AMT (AMBAC Insured), 6.13%, 4/1/14,
 Callable 4/1/04 @ 102.................................   2,400,000   2,535,983
                                                                    -----------
                                                                     27,325,650
                                                                    -----------
Puerto Rico (3.5%)
Puerto Rico Electric Power Authority Revenue, Electric
 Power & Light, Series HH (FSA Insured), 5.38%, 7/1/30,
 Callable 7/1/05 @ 101.................................   1,000,000   1,010,660
                                                                    -----------
 Total Municipal Bonds............................................   28,336,310
                                                                    -----------
INVESTMENT COMPANIES (1.0%)
Dreyfus New York Tax Free..............................     296,000     296,000
                                                                    -----------
 Total Investment Companies.......................................      296,000
                                                                    -----------
DAILY SWEEP VEHICLES (0.0%)
Bank of New York Cash Sweep............................         251         251
                                                                    -----------
 Total Daily Cash Sweep Vehicles..................................          251
                                                                    -----------
 Total Investments (Cost $27,528,028)(a)--100.1%..................  $28,632,561
                                                                    ===========

HSBC Mutual Funds Trust

                          NEW YORK TAX-FREE BOND FUND

--------
Percentages indicated are based on net assets of $28,614,689.
(a) Cost differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation........................................ $1,182,915
     Unrealized depreciation........................................    (78,382)
                                                                     ----------
     Net unrealized appreciation.................................... $1,104,533
                                                                     ==========

* Variable rate security. Rate represents rate in effect on June 30, 2001. Date presented represents the next rate change date.

AMBAC - American Municipal Bond Assurance Corp.
AMT - Interest on security is subject to Federal Alternative Minimum Tax FGIC - Financial Guaranty Insurance Corp.
FHA - Federal Housing Administration
FSA - Financial Security Assurance, Inc.
FTS - Future Tax Secured
GO - General Obligation
SONYMA - State of New York Mortgage Agency
TCRS - Transferable Custody Receipts

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

                                          Growth                    New York
                                        and Income      Fixed     Tax-Free Bond
                                           Fund      Income Fund      Fund
                                        -----------  -----------  -------------
Assets:
 Investments, at value (cost
  $67,640,407, $31,795,556, and
  $27,528,028, respectively)..........  $84,284,271  $32,005,396   $28,632,561
 Interest receivable..................           --      406,836       475,361
 Dividends receivable.................       70,251          874           514
 Receivable for capital shares
  issued..............................       10,187           75            --
 Receivable for investments sold......           --           16            --
 Prepaid expenses.....................        5,270        2,205           549
                                        -----------  -----------   -----------
  Total Assets........................   84,369,979   32,415,402    29,108,985
                                        -----------  -----------   -----------
Liabilities:
 Payable to custodian.................           --      149,108            --
 Dividends payable....................           --      177,087        92,086
 Payable for investments purchased....           --           --       369,362
 Accrued expenses and other
  liabilities:
 Investment adviser...................       39,017       15,483         5,874
 Administration.......................        7,095        2,815         2,349
 Service organization.................        3,534          438           812
 Distribution.........................       11,385        1,311        10,267
 Other................................       46,092       25,708        13,546
                                        -----------  -----------   -----------
  Total Liabilities...................      107,123      371,950       494,296
                                        -----------  -----------   -----------
  Net Assets..........................  $84,262,856  $32,043,452   $28,614,689
                                        ===========  ===========   ===========
Composition of Net Assets:
 Capital..............................  $70,949,508  $33,989,575   $28,050,783
 Undistributed (dividends in excess
  of) net investment income...........      (83,056)    (208,850)      (10,203)
 Accumulated net realized losses from
  investment and options
  transactions........................   (3,247,460)  (1,947,113)     (530,424)
 Unrealized appreciation from
  investments.........................   16,643,864      209,840     1,104,533
                                        ===========  ===========   ===========
Net Assets............................  $84,262,856  $32,043,452   $28,614,689
                                        ===========  ===========   ===========
Class A Shares:
 Net Assets...........................  $76,074,947  $30,818,787   $26,488,877
 Shares outstanding...................    6,545,899    3,105,835     2,341,209
 Net Asset Value and Redemption Price
  per share...........................  $     11.62  $      9.92   $     11.31
                                        ===========  ===========   ===========
 Maximum sales charge.................        5.00%        4.75%         4.75%
 Maximum Offering Price per share (Net
  Asset Value/(100%--maximum sales
  charge).............................  $     12.23  $     10.41   $     11.87
                                        ===========  ===========   ===========
Class B Shares:
 Net Assets...........................  $ 8,106,419  $   687,233   $ 1,823,946
 Shares outstanding...................      710,533       69,261       161,151
 Net Asset Value, Offering Price and
  Redemption Price per share*.........  $     11.41  $      9.92   $     11.32
                                        ===========  ===========   ===========
Class C Shares:
 Net Assets...........................  $    81,490  $   537,432   $   301,866
 Shares outstanding...................        7,146       54,162        26,682
 Net Asset Value, Offering Price and
  Redemption Price per share*.........  $     11.40  $      9.92   $     11.31
                                        ===========  ===========   ===========

--------
* Redemption Price per share varies based on the length of time shares are held.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Statement of Operations
For the six months ended June 30, 2001 (Unaudited)

                                             Growth       Fixed       New York
                                           and Income     Income    Tax-Free Bond
                                              Fund         Fund         Fund
                                          ------------  ----------  -------------
Investment Income:
 Interest................................ $         --  $1,053,922    $ 757,637
 Dividend................................      495,579      19,132        6,822
                                          ------------  ----------    ---------
Total Investment Income..................      495,579   1,073,054      764,459
                                          ------------  ----------    ---------
Expenses:
 Investment adviser......................      246,269      96,747       62,209
 Administration..........................       67,164      26,386       20,736
 Service organization:
  Class B Shares.........................       19,068         833        3,029
  Class C Shares(a)......................          220         825          500
 Distribution:
  Class A Shares.........................        2,265          39       23,178
  Class B Shares.........................       28,602       1,249        4,543
  Class C Shares(a)......................          330       1,238          750
 Accounting..............................        1,743       1,849        2,450
 Custodian...............................        6,908       3,804        2,681
 Legal...................................      110,108      44,658       34,239
 Transfer agent..........................       69,276      25,076       42,482
 Other...................................       58,715      29,551       23,496
                                          ------------  ----------    ---------
  Total expenses before fee reductions
   and reimbursements....................      610,668     232,255      220,293
   Administration fees reduced...........      (22,389)     (8,796)      (6,912)
   Service organization fee reductions...       (9,644)       (829)      (1,764)
   Reimbursements from Investment
    adviser..............................           --          --      (27,646)
                                          ------------  ----------    ---------
Net Expenses.............................      578,635     222,630      183,971
                                          ------------  ----------    ---------
Net Investment Income/(Loss).............      (83,056)    850,424      580,488
                                          ------------  ----------    ---------
Net Realized/Unrealized Gains/(Losses)
 from Investments:
 Net realized gains/(losses) from
  investment transactions................   (3,547,568)    532,114       60,157
 Net realized gains from options
  transactions...........................      207,989          --           --
 Change in unrealized
  appreciation/depreciation from
  investments and options................   (6,595,172)    570,834     (123,487)
                                          ------------  ----------    ---------
 Net realized/unrealized gains/(losses)
  from investments and options...........   (9,934,751)  1,102,948      (63,330)
                                          ------------  ----------    ---------
Change in net assets resulting from
 operations.............................. $(10,017,807) $1,953,372    $ 517,158
                                          ============  ==========    =========

--------
(a) The Fixed Income Fund Class C Shares commenced operations on January 17,
   2001.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Statements of Changes in Net Assets

                                                      Growth and Income Fund
                                                     --------------------------
                                                     For the six   For the year
                                                     months ended     ended
                                                       June 30,    December 31,
                                                         2001          2000
                                                     ------------  ------------
                                                     (Unaudited)
Investment Activities:
Operations:
 Net investment loss................................ $    (83,056) $   (222,414)
 Net realized gains/(losses) from investment and
  option transactions...............................   (3,339,579)      651,811
 Change in unrealized appreciation/depreciation from
  investments and options...........................   (6,595,172)  (12,322,412)
                                                     ------------  ------------
 Change in net assets from operations...............  (10,017,807)  (11,893,015)
                                                     ------------  ------------
Dividends:
 Net investment income
  Class A Shares....................................           --       (11,705)
 Net realized gain from investments
  Class A Shares....................................           --    (3,596,177)
  Class B Shares....................................           --      (229,993)
  Class C Shares....................................           --        (5,468)
                                                     ------------  ------------
 Change in net assets from shareholder dividends....           --    (3,843,343)
                                                     ------------  ------------
 Change in net assets from capital share
  transactions......................................   (5,462,701)   (5,544,128)
                                                     ------------  ------------
 Change in net assets...............................  (15,480,508)  (21,280,486)
                                                     ------------  ------------
Net Assets:
 Beginning of period................................   99,743,364   121,023,850
                                                     ------------  ------------
 End of period...................................... $ 84,262,856  $ 99,743,364
                                                     ============  ============

--------
See Notes to Financial Statements.

HSBC Mutual Funds Trust

Statement of Changes in Net Assets

                                                          New York Tax-Free
                               Fixed Income Fund              Bond Fund
                            -------------------------  ------------------------
                                                       For the six
                            For the six     For the      months       For the
                            months ended  year ended      ended     year ended
                              June 30,     December     June 30,     December
                                2001       31, 2000       2001       31, 2000
                            ------------  -----------  -----------  -----------
                            (Unaudited)                (Unaudited)
Investment Activities:
Operations:
 Net investment income..... $    850,424  $ 2,715,805  $   580,488  $ 1,224,132
 Net realized
  gains/(losses) from
  investment transactions..      532,114     (282,363)      60,157       26,489
 Change in unrealized
  appreciation/depreciation
  from investment
  transactions.............      570,834      652,600     (123,487)   1,463,018
                            ------------  -----------  -----------  -----------
 Change in net assets from
  operations...............    1,953,372    3,086,042      517,158    2,713,639
                            ------------  -----------  -----------  -----------
Dividends:
 Net investment income
  Class A Shares...........   (1,113,269)  (2,715,633)    (548,064)  (1,206,858)
  Class B Shares(a)........       (9,308)        (171)     (20,326)     (15,863)
  Class C Shares(b)........       (9,140)          --       (3,357)      (1,411)
                            ------------  -----------  -----------  -----------
 Change in net assets from
  shareholder dividends....   (1,131,717)  (2,715,804)    (571,747)  (1,224,132)
                            ------------  -----------  -----------  -----------
 Change in net assets from
  capital share
  transactions.............  (12,209,669)     708,700    1,425,534   (2,712,866)
                            ------------  -----------  -----------  -----------
 Change in Net Assets......  (11,388,014)   1,078,938    1,370,945   (1,223,359)
                            ------------  -----------  -----------  -----------
Net Assets:
 Beginning of period.......   43,431,466   42,352,528   27,243,744   28,467,103
                            ------------  -----------  -----------  -----------
 End of period............. $ 32,043,452  $43,431,466  $28,614,689  $27,243,744
                            ============  ===========  ===========  ===========

--------
(a)  The Fixed Income Fund Class B Shares commenced operations on November 6,
     2000.
(b) The Fixed Income Fund and the New York Tax-Free Bond Fund Class C Shares commenced operations on January 17, 2001, and September 11, 2000, respectively.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                             GROWTH AND INCOME FUND


Selected per share data for a share outstanding throughout the period indicated.

                                                Class A Shares
                         --------------------------------------------------------------------
                         For the six months      For the years ended December 31,
                               ended        -------------------------------------------------
                           June 30, 2001     2000         1999      1998     1997      1996
                         ------------------ -------     --------  --------  -------  --------
                            (Unaudited)
Net Asset Value,
 Beginning of Period....      $ 12.91       $ 14.92     $  13.86  $  12.36  $ 16.28  $  14.77
                              -------       -------     --------  --------  -------  --------
Investment Activities:
 Net investment income..        (0.01)        (0.02)        0.02      0.07     0.18      0.18
 Net realized and
  unrealized
  gains/(losses) from
  investments...........        (1.28)        (1.48)        2.47      3.23     4.28*     2.46
                              -------       -------     --------  --------  -------  --------
Total from Investment
 Activities.............        (1.29)        (1.50)        2.49      3.30     4.46      2.64
                              -------       -------     --------  --------  -------  --------
Dividends:
 Net investment income..           --         (0.00)(a)    (0.02)    (0.08)   (0.19)    (0.18)
 Net realized gains from
  investment and options
  transactions..........           --         (0.51)       (1.41)    (1.72)    8.19     (0.95)
                              -------       -------     --------  --------  -------  --------
Total Dividends.........           --         (0.51)       (1.43)    (1.80)    8.38     (1.13)
                              -------       -------     --------  --------  -------  --------
Net Asset Value, End of
 Period.................      $ 11.62       $ 12.91     $  14.92  $  13.86  $ 12.36  $  16.28
                              =======       =======     ========  ========  =======  ========
Total Return (excludes
 sales charge)..........        (9.99%)(b)   (10.52%)      18.48%    26.97%   27.42%    17.90%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000's)........      $76,075       $92,646     $117,542  $106,267  $55,195  $140,688
 Ratio of expenses to
  average net assets....         1.21%(c)      1.02%        0.88%     0.89%    0.83%     0.85%
 Ratio of net investment
  income/(loss) to
  average net assets....        (0.10%)(c)    (0.14%)       0.14%     0.58%    0.95%     1.43%
 Ratio of expenses to
  average net assets**..         (d)          (d)           1.00%     1.01%    0.95%     0.96%
 Portfolio turnover***..        25.96%        67.17%       94.36%    82.19%   69.07%    61.68%

--------
 (a)  Less than $0.005 per share.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  During the period, there were no voluntary reductions/reimbursements.

  * In addition to the net realized and unrealized gains from investment transaction, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                            GROWTH AND INCOME FUND

Selected per share data for a share outstanding throughout the period indicated.

                                                 Class B Shares
                                    -------------------------------------------
                                    For the six    For the year For the period
                                    months ended      ended     July 1, 1999 to
                                      June 30,     December 31,  December 31,
                                        2001           2000          1999*
                                    ------------   ------------ ---------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................    $12.73         $14.86        $15.32
                                       ------         ------        ------
Investment Activities:
 Net investment loss...............     (0.06)         (0.13)        (0.03)
 Net realized and unrealized
  gains/(losses) from investments..     (1.26)         (1.49)         0.98
                                       ------         ------        ------
Total from Investment Activities...     (1.32)         (1.62)         0.95
                                       ------         ------        ------
Dividends:
 Net realized gains................        --          (0.51)        (1.41)
                                       ------         ------        ------
Total Dividends....................        --          (0.51)        (1.41)
                                       ------         ------        ------
Net Asset Value, End of Period.....    $11.41         $12.73        $14.86
                                       ======         ======        ======
Total Return (excludes redemption
 charge)...........................    (10.37%)(a)    (11.39%)        6.68%(a)
Ratios/Supplemental Data:
 Net Assets at end of period
  (000's)..........................    $8,106         $6,984        $3,459
 Ratio of expenses to average net
  assets...........................      2.20%(b)       2.05%         1.77%(b)
 Ratio of net investment loss to
  average net assets**.............     (1.10%)(b)     (1.16%)       (0.87%)(b)
 Ratio of expenses to average net
  assets...........................     (c)            (c)            2.13%(b)
 Portfolio turnover***.............     25.96%         67.17%        94.36%

--------
 (a) Not annualized.
 (b) Annualized.
 (c) During the period, there were no voluntary reductions/reimbursements.
  *  Period from commencement of operations.
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                            GROWTH AND INCOME FUND

Selected per share data for a share outstanding throughout the period indicated.

                                                 Class C Shares
                                    --------------------------------------------
                                    For the six       For the    For the period
                                    months ended     year ended  July 1, 1999 to
                                      June 30,      December 31,  December 31,
                                        2001            2000          1999*
                                    ------------    ------------ ---------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................   $ 12.73          $14.86        $15.32
                                      -------          ------        ------
Investment Activities:
 Net investment loss...............     (0.07)          (0.16)        (0.06)
 Net realized and unrealized
  gains/(losses) from investments..     (1.26)          (1.46)         1.01
                                      -------          ------        ------
Total from Investment Activities...     (1.33)          (1.62)         0.95
                                      -------          ------        ------
Dividends:
 Net realized gains from investment
  and options transactions.........        --           (0.51)        (1.41)
                                      -------          ------        ------
Total Dividends....................        --           (0.51)        (1.41)
                                      -------          ------        ------
Net Asset Value, End of Period.....   $ 11.40          $12.73        $14.86
                                      =======          ======        ======
Total Return (excludes redemption
 charge)...........................    (10.45%)(a)     (11.39%)        6.68%(a)
Ratios/Supplemental Data:
 Net Assets at end of period
  (000's)..........................   $    81          $  114        $   23
 Ratio of expenses to average net
  assets...........................      2.20%(b)        2.04%         1.72%(b)
 Ratio of net investment loss to
  average net assets...............     (1.08%)(b)      (1.17%)       (0.81%)(b)
 Ratio of expenses to average net
  assets**.........................     (c)             (c)           2.07%(b)
 Portfolio turnover***.............     25.96%          67.17%        94.36%

--------
 (a)  Not annualized.
 (b)  Annualized.
 (c)  During the period, there were no voluntary reductions/reimbursements.
  *  Period from commencement of operations.
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                               FIXED INCOME FUND

Selected per share data for a share outstanding throughout the period indicated.

                                            Class A Shares
                         ------------------------------------------------------------
                         For the six
                         months ended       For the years ended December 31,
                           June 30,     ---------------------------------------------
                             2001        2000     1999      1998     1997      1996
                         ------------   -------  -------   -------  -------  --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.70      $  9.61  $ 10.37   $ 10.12  $  9.89  $  10.28
                           -------      -------  -------   -------  -------  --------
Investment Activities:
 Net investment income..      0.32         0.61     0.57      0.57     0.59      0.59
 Net realized and
  unrealized
  gains/(losses) from
  investments...........      0.22         0.09    (0.76)     0.25     0.23     (0.39)
                           -------      -------  -------   -------  -------  --------
Total from Investment
 Activities.............      0.54         0.70    (0.19)     0.82     0.82      0.20
                           -------      -------  -------   -------  -------  --------
Dividends:
 Net investment income..     (0.32)       (0.61)   (0.57)    (0.57)   (0.59)    (0.59)
                           -------      -------  -------   -------  -------  --------
Total Dividends.........     (0.32)       (0.61)   (0.57)    (0.57)   (0.59)    (0.59)
                           -------      -------  -------   -------  -------  --------
Net Asset Value, End of
 Period.................   $  9.92      $  9.70  $  9.61   $ 10.37  $ 10.12  $   9.89
                           =======      =======  =======   =======  =======  ========
Total Return (excludes
 sales charge)..........      5.60%(a)     7.48%   (1.86%)    8.33%    8.62%     2.11%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000's)........   $30,819      $43,376  $42,353   $53,834  $61,402  $104,875
 Ratio of expenses to
  average net assets....      1.25%(b)     1.00%    0.92%     0.89%    0.88%     0.88%
 Ratio of net investment
  income to average net
  assets................      4.86%(b)     6.30%    5.70%     5.59%    6.00%     5.94%
 Ratio of expenses to
  average net assets*...     (c)          (c)       1.04%     1.01%    1.00%     0.98%
 Portfolio turnover**...     37.41%       54.57%   75.75%    71.05%   60.89%   156.05%

--------
(a)  Not annualized.
(b)  Annualized.
(c)  During the period, there were no voluntary reductions/reimbursements.
 * During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                               FIXED INCOME FUND

Selected per share data for a share outstanding throughout the period indicated.

                                    Class B Shares             Class C Shares
                           --------------------------------- -------------------
                           For the six     For the period      For the period
                           months ended  November 6, 2000 to January 17, 2001 to
                             June 30,       December 31,          June 30,
                               2001             2000*               2001*
                           ------------  ------------------- -------------------
                           (Unaudited)                           (Unaudited)
Net Asset Value,
 Beginning of Period.....     $ 9.70           $ 9.56              $ 9.79
                              ------           ------              ------
Investment Activities:
 Net investment income...       0.27             0.07                0.20
 Net realized and
  unrealized gains from
  investments............       0.22             0.14                0.18
                              ------           ------              ------
Total from Investment
 Activities..............       0.49             0.21                0.38
                              ------           ------              ------
Dividends:
 Net investment income...      (0.27)           (0.07)              (0.25)
                              ------           ------              ------
Total Dividends..........      (0.27)           (0.07)              (0.25)
                              ------           ------              ------
Net Asset Value, End of
 Period..................     $ 9.92           $ 9.70              $ 9.92
                              ======           ======              ======
Total Return (excludes
 redemption charge)......       5.09%(a)         2.24%(a)            3.90%(a)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000's).........     $  687           $   55              $  537
 Ratio of expenses to
  average net assets.....       2.24%(b)         2.30%(b)            2.23%(b)
 Ratio of net investment
  income to average net
  assets.................       3.92%(b)         5.32%(b)            3.72%(b)
 Portfolio turnover
  rate**.................      37.41%           54.57%              37.41%

--------
(a)  Not annualized.
(b)  Annualized.
 *  Period from commencement of operations.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                          NEW YORK TAX-FREE BOND FUND

Selected per share data for a share outstanding throughout the period indicated.

                                            Class A Shares
                         -----------------------------------------------------------
                         For the six
                         months ended      For the years ended December 31,
                           June 30,     --------------------------------------------
                             2001        2000     1999      1998     1997     1996
                         ------------   -------  -------   -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 11.34      $ 10.73  $ 11.64   $ 11.48  $ 11.05  $ 11.17
                           -------      -------  -------   -------  -------  -------
Investment Activities:
 Net investment income..      0.24         0.49     0.51      0.51     0.53     0.55
 Net realized and
  unrealized
  gains/(losses) from
  investments...........     (0.03)        0.61    (0.91)     0.16     0.43    (0.12)
                           -------      -------  -------   -------  -------  -------
Total from Investment
 Activities.............      0.21         1.10    (0.40)     0.67     0.96     0.43
                           -------      -------  -------   -------  -------  -------
Dividends:
 Net investment income..     (0.24)       (0.49)   (0.51)    (0.51)   (0.53)   (0.55)
                           -------      -------  -------   -------  -------  -------
Total Dividends.........     (0.24)       (0.49)   (0.51)    (0.51)   (0.53)   (0.55)
                           -------      -------  -------   -------  -------  -------
Net Asset Value, End of
 Period.................   $ 11.31      $ 11.34  $ 10.73   $ 11.64  $ 11.48  $ 11.05
                           =======      =======  =======   =======  =======  =======
Total Return (excludes
 sales charge)..........      1.83%(a)    10.56%   (3.58%)    5.99%    8.97%    3.99%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000's)........   $26,489      $26,336  $28,075   $33,668  $37,524  $41,975
 Ratio of expenses to
  average net assets....      1.29%(b)     1.28%    1.08%     0.96%    0.92%    0.91%
 Ratio of net investment
  income to average net
  assets................      4.24%(b)     4.53%    4.40%     4.47%    4.79%    5.02%
 Ratio of expenses to
  average net assets*...      1.49%(b)     1.37%    1.31%     1.28%    1.24%    1.21%
 Portfolio turnover**...      6.57%       20.91%   11.85%    56.81%   35.64%   87.40%

--------
(a)  Not annualized.
(b) Annualized.
 * During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                          NEW YORK TAX-FREE BOND FUND

Selected per share data for a share outstanding throughout the period indicated.

                                                   Class B Shares
                                     -------------------------------------------
                                      For the six   For the year For the period
                                      months ended     ended     July 1, 1999 to
                                       June 30,     December 31,  December 31,
                                         2001           2000          1999*
                                     -------------  ------------ ---------------
                                      (Unaudited)
Net Asset Value, Beginning of
 Period.............................    $11.34         $10.72        $11.21
                                        ------         ------        ------
Investment Activities:
 Net investment income..............      0.19           0.40          0.19
 Net realized and unrealized
  gains/(losses) from investments...     (0.02)          0.62         (0.49)
                                        ------         ------        ------
Total from Investment Activities....      0.17           1.02         (0.30)
                                        ------         ------        ------
Dividends:
 Net investment income..............     (0.19)         (0.40)        (0.19)
                                        ------         ------        ------
Total Dividends.....................     (0.19)         (0.40)        (0.19)
                                        ------         ------        ------
Net Asset Value, End of Period......    $11.32         $11.34        $10.72
                                        ======         ======        ======
Total Return (excludes redemption
 charge)............................      1.59%(a)       9.61%        (2.71%)(a)
Ratios/Supplemental Data:
 Net Assets at end of period
  (000's)...........................    $1,824         $  754        $  392
 Ratio of expenses to average net
  assets............................      2.11%(b)       2.14%         2.01%(b)
 Ratio of net investment income to
  average net assets................      3.39%(b)       3.65%         3.37%(b)
 Ratio of expenses to average net
  assets**..........................      2.31%(b)       2.26%         2.35%(b)
 Portfolio turnover rate***.........      6.57%         20.91%        11.85%

--------
 (a)  Not annualized.
 (b)  Annualized.
  *  Period from commencement of operations.
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

FINANCIAL HIGHLIGHTS

                          NEW YORK TAX-FREE BOND FUND


                                                       Class C Shares
                                               --------------------------------
                                               For the six     For the period
                                               months ended  September 11, 2000
                                                 June 30,     to December 31,
                                                   2001            2000*
                                               ------------  ------------------
                                               (Unaudited)
Net Asset Value, Beginning of Period..........    $11.34           $11.10
                                                  ------           ------
Investment Activities:
 Net investment income........................      0.19             0.12
 Net realized and unrealized gains/(losses)
  from investments............................     (0.03)            0.24
                                                  ------           ------
Total from Investment Activities..............      0.16             0.36
                                                  ------           ------
Dividends:
 Net investment income........................     (0.19)           (0.12)
                                                  ------           ------
Total Dividends...............................     (0.19)           (0.12)
                                                  ------           ------
Net Asset Value, End of Period................    $11.31           $11.34
                                                  ======           ======
Total Return (excludes redemption charge).....      1.41%(a)         3.27%(a)
Ratios/Supplemental Data:
 Net Assets at end of period (000's)..........    $  302           $  154
 Ratio of expenses to average net assets......      2.11%(b)         2.16%(b)
 Ratio of net investment income to average net
  assets......................................      3.40%(b)         3.52%(b)
 Ratio of expenses to average net assets**....      2.31%(b)         2.36%(b)
 Portfolio turnover rate***...................      6.57%           20.91%

--------
 (a)  Not annualized.
 (b)  Annualized.
  *  Period from commencement of operations
 ** During the period, certain fees were voluntarily/contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated. Starting with the year ended December 31, 2000, ratios are calculated using voluntary reductions/reimbursements only.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

HSBC Mutual Funds Trust

Notes to Financial Statements
June 30, 2001 (Unaudited)

1. Organization

  HSBC Mutual Funds Trust (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The accompanying financial statements are for the Growth and Income Fund, Fixed Income Fund, and New York Tax-Free Bond Fund (individually a "Fund", collectively the "Funds"). The Funds are part of the HSBC Family of Funds. Financial statements for all other funds are published separately.

  The Funds are authorized to issue three classes of shares as follows: Class A Shares, Class B Shares, and Class C Shares. Each class has identical rights and privileges except with respect to the distribution and service organization fees paid by each respective class, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Change in Accounting Principle:

  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $150,816 reduction in cost of securities and a corresponding $150,816 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

  Securities Valuation:

  Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security on a day such security is not traded shall be based on the mean of the bid and ask quotation for that day. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of option trading on such exchanges. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by

HSBC Mutual Funds Trust
  the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Bonds and other fixed-income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Fund's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

  Security Transactions and Related Income:

  Security transactions are recorded on the date the security is purchased or sold ("trade date"). Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Securities gains and losses are calculated on the identified cost basis.

  Expense Allocation:

  Expenses directly attributed to each Fund are charged to that Fund's operations; expenses, which are applicable to all funds in the HSBC Family of Funds, are allocated among them on the basis of relative net assets or another appropriate basis. Expenses specific to a class are charged to that class.

  Options:

  The Funds may purchase and write (sell) put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for purposes of earning additional income (i.e. speculation).

  The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

  In writing an option, the Funds contract with a specified counter-party to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a

HSBC Mutual Funds Trust
  specified period upon demand of the counter-party. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

  Transactions in options written during the six months ended June 30, 2001, for the Growth and Income Fund:

                                                              Call Options
                                                           -------------------
                                                           Number of
                                                           Contracts Premiums
                                                           --------- ---------
   Balance at beginning of year...........................     90    $  35,639
   Options written........................................    716      241,395
   Options expired........................................    (43)      (8,707)
   Options terminated in closing purchase transactions....   (763)    (268,327)
                                                             ----    ---------
   Options at end of period...............................      0    $       0
                                                             ====    =========

  Federal Income Tax and Dividends:

  Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. The Growth and Income Fund declares and pays, as a semi-annual dividend, substantially all net investment income. The Fixed Income and New York Tax-Free Bond Funds declare dividends from net investment income daily and pay them monthly. Net realized gains for the Funds, if any, are distributed at least annually. To the extent that net realized gains of a Fund can be reduced by any capital loss carryovers of that Fund, such gains will not be distributed. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies. Accordingly, no provision for federal or excise tax is required.

  The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from the generally accepted accounting principles of the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital: temporary differences do not require reclassification. For the six months ended June 30, 2001, no reclassifications have been made to increase/(decrease) such accounts.

3. Related Party Transactions

  Investment Adviser:

  The Trust retains HSBC Asset Management (Americas) Inc., a wholly owned subsidiary of HSBC Bank USA, a New York state chartered bank, to act as Investment Adviser (the "Adviser") for the Funds. As compensation

HSBC Mutual Funds Trust
  for its services, the Adviser is entitled to receive a fee accrued daily, and paid monthly, at the following annual rates:

                                                     Growth and Income Fund and
   Based on each Fund's Average Daily Net Assets         Fixed Income Fund
   ---------------------------------------------     --------------------------
   Up to $400 million..............................            0.550%
   In excess of $400 million but not exceeding $800
    million........................................            0.505%
   In excess of $800 million but not exceeding $1.2
    billion........................................            0.460%
   In excess of $1.2 billion but not exceeding $1.6
    billion........................................            0.415%
   In excess of $1.6 billion but not exceeding $2.0
    billion........................................            0.370%
   In excess of $2.0 billion.......................            0.315%
                                                              New York
                                                              Tax Free
   Portion of the Fund's Average Daily Net Assets            Bond Fund
   ----------------------------------------------    --------------------------
   Up to $300 million..............................            0.450%
   In excess of $300 million but not exceeding $600
    million........................................            0.420%
   In excess of $600 million but not exceeding $1.0
    billion........................................            0.385%
   In excess of $1.0 billion but not exceeding $1.5
    billion........................................            0.350%
   In excess of $1.5 billion but not exceeding $2.0
    billion........................................            0.315%
   In excess of $2.0 billion.......................            0.280%

  Administrator:

  BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group,
  Inc., with whom certain officers of the trust are affiliated, serves the Trust as administrator. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust. In accordance with the terms of the Management and Administration Agreement, BISYS is entitled to receive a fee accrued daily, and paid monthly, at the following annual rate:

                                                           Administration
   Based on each Fund's Average Daily Net Assets              Fee Rate
   ---------------------------------------------     --------------------------
   Up to $200 million..............................            0.150%
   In excess of $200 million but not exceeding $400
    million........................................            0.125%
   In excess of $400 million but not exceeding $600
    million........................................            0.100%
   In excess of $600 million.......................            0.080%

  Distribution Plan:

  BISYS Fund Services Limited Partnership (the "Distributor") serves as distributor of the Funds. The Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 act. The Plan provides for a monthly payment by the Fund to the Distributor for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% (0.50% for the Growth and Income Fund) of the average net assets for Class A Shares, and 0.75% of the average net assets for Class B

HSBC Mutual Funds Trust

  Shares and Class C Shares. The Distributor is entitled to receive commissions on sales of shares of the Funds. For the six months ended June 30, 2001, the total commission the Distributor received, retained, and re-allowed to affiliated broker/dealers of the Funds are as follows:

                                                                   Commissions
                                                    Commissions   Reallowed to
                                         Total      Retained by    Affiliated
                                      Commissions the Distributor Broker/Dealer
                                      ----------- --------------- -------------
   Growth and Income Fund............   $20,696       $  863         $19,833
   Fixed Income Fund.................     3,277            9           3,268
   New York Tax-Free Bond Fund.......    49,869          429          49,440
                                        -------       ------         -------
                                        $73,842       $1,301         $72,541
                                        =======       ======         =======

  Service Organization:

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization provides record-keeping and certain administration services for its customers who invest in the Funds through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Funds on an annual basis will not exceed 0.35% (Class A Shares) and 0.50% (Class B Shares and Class C Shares) of the average daily net assets of the Funds' shares held in the sub-accounts of the Service Organizations. During the six months ended June 30, 2001, the Class A Shares did not participate in any service agreement.

Fund Accountant and Transfer Agent:

  BISYS provides fund accounting and transfer agent services for the Funds. For these services to the Funds, BISYS receives an annual fee accrued daily and paid monthly.

  Legal Counsel:

  A partner of the Trust's legal counsel served as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison served as the Trust's legal counsel for the six months ended June 30, 2000.

  Fee Reductions:

  The Administrator has agreed to limit its Administrative service fees to 0.10% for each Fund for a one year period ending April 30, 2002. The Distributor has agreed to limit its Distribution fee to 0.10% for Class A Shares of the Growth and Income and Fixed Income Fund and 0.20% for Class A Shares of the New York Tax-Free Bond Fund for a one year period ending April 30, 2002. The Funds are waiving Service organization fees for Class A Shares and limiting Class B Shares and Class C Shares to 0.25% for a one year period ending April 30, 2002.

HSBC Mutual Funds Trust

4.Portfolio Securities

  Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2001, were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
   Growth and Income Fund.............................. $23,271,789 $27,695,235
   Fixed Income Fund...................................  12,790,155  24,562,499
   New York Tax-Free Bond Fund.........................   2,454,687   1,762,665

5.Capital Share Transactions

  The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in capital and shares of beneficial interest by class for the six months ended June 30, 2001, were as follows:

                          Growth and Income Fund         Fixed Income Fund       New York Tax-Free Bond Fund
                         --------------------------  --------------------------  ---------------------------
                         For the six     For the     For the six     For the      For the six       For the
                         months ended   year ended   months ended   year ended   months ended     year ended
                           June 30,    December 31,    June 30,    December 31,    June 30,      December 31,
                             2001          2000          2001          2000          2001            2000
                         ------------  ------------  ------------  ------------  -------------   -------------
                         (Unaudited)                 (Unaudited)                  (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................ $  4,632,853  $  7,186,194  $  3,842,979  $ 4,086,906   $   1,588,798   $     599,785
 Dividends reinvested...           --     3,192,429        39,385       35,594         283,649         572,789
 Cost of shares
  redeemed..............  (12,000,890)  (20,692,430)  (17,268,544)  (3,468,527)     (1,670,122)     (4,369,778)
                         ------------  ------------  ------------  -----------   -------------   -------------
 Class A Shares capital
  transactions..........   (7,368,037)  (10,313,807)  (13,386,180)     653,973         202,325      (3,197,204)
                         ------------  ------------  ------------  -----------   -------------   -------------

Class B Shares(a):
 Proceeds from shares
  issued................    2,419,398     5,214,939       649,671       54,727       1,302,876         627,227
 Dividends reinvested...            9       229,641         5,896           --          16,128          13,757
 Cost of shares
  redeemed..............     (492,809)     (780,041)      (22,000)          --        (244,304)       (307,013)
                         ------------  ------------  ------------  -----------   -------------   -------------
 Class B Shares capital
  transactions..........    1,926,598     4,664,539       633,567       54,727       1,074,700         333,971
                         ------------  ------------  ------------  -----------   -------------   -------------

Class C Shares(b):
 Proceeds from shares
  issued................       15,549       145,827       537,000           --         145,434         149,392
 Dividends reinvested...           --         5,468         5,944           --           3,075             975
 Cost of shares
  redeemed..............      (36,811)      (46,155)           --           --              --              --
                         ------------  ------------  ------------  -----------   -------------   -------------
 Class C capital
  transactions..........      (21,262)      105,140       542,944           --         148,509         150,367
                         ------------  ------------  ------------  -----------   -------------   -------------
Change in net assets
 from capital
 transactions........... $ (5,462,701) $ (5,544,128) $(12,209,669) $   708,700   $   1,425,534   $  (2,712,866)
                         ============  ============  ============  ===========   =============   =============

HSBC Mutual Funds Trust

                          Growth and Income Fund       Fixed Income Fund     New York Tax-Free Bond Fund
                         ------------------------- ------------------------- ---------------------------
                         For the six    For the    For the six    For the     For the six        For the
                         months ended  year ended  months ended  year ended  months ended      year ended
                           June 30,   December 31,   June 30,   December 31,   June 30,       December 31,
                             2001         2000         2001         2000         2001             2000
                         ------------ ------------ ------------ ------------ -------------    -------------
                         (Unaudited)               (Unaudited)                (Unaudited)
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................     378,089      487,954      386,070     424,237           140,088           55,161
 Reinvested.............          --      213,384        3,965       3,694            25,024           52,581
 Redeemed...............  (1,009,246)  (1,404,241)  (1,756,084)   (361,252)         (147,063)        (402,183)
                          ----------   ----------   ----------    --------     -------------    -------------
 Change in Class A
  Shares................    (631,157)    (702,903)  (1,366,049)     66,679            18,049         (294,441)
                          ----------   ----------   ----------    --------     -------------    -------------

Class B Shares (a):
 Issued.................     204,418      354,158       65,220       5,669           114,798           56,992
 Reinvested.............           1       15,559          592          --             1,424            1,260
 Redeemed...............     (42,412)     (53,875)      (2,220)         --           (21,551)         (28,293)
                          ----------   ----------   ----------    --------     -------------    -------------
 Change in Class B
  Shares................     162,007      315,842       63,592       5,669            94,671           29,959
                          ----------   ----------   ----------    --------     -------------    -------------

Class C Shares (b):
 Issued.................       1,255       10,103       53,566          --            12,836           13,487
 Reinvested.............          --          368          596          --               271               88
 Redeemed...............      (3,059)      (3,089)          --          --                --               --
                          ----------   ----------   ----------    --------     -------------    -------------
 Change in Class C
  Shares................      (1,804)       7,382       54,162          --            13,107           13,575
                          ----------   ----------   ----------    --------     -------------    -------------

Change in shares from
 share
 transactions...........    (470,954)    (379,679)  (1,248,295)     72,348           125,827         (250,907)
                          ==========   ==========   ==========    ========     =============    =============

--------
(a)  The Fixed Income Fund Class B Shares commenced operations on November 6,
     2000.
(b) The Fixed Income Fund and the New York Tax-Free Bond Fund Class C Shares commenced operations on January 17, 2001, and September 11, 2000, respectively.

6.Concentration of Credit Risk

  The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7.Subsequent Event

  Effective September 28, 2001, Wilmington Trust Company will replace HSBC Asset Management (Americas) Inc. as Investment Adviser.

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC.]
--------------------------------------------------------------------------------

                                            Growth and Income Fund
                                            Fixed Income Fund
                                            New York Tax-Free Bond Fund

HSBC SM Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management (Americas) Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            8/01
Semi-Annual Report
June 30, 2001

Managed by:
HSBC Asset Management (Americas) Inc.

Sponsored and distributed by:
BISYS Fund Services